EXHIBIT 10

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 1, 2006, among OccuLogix, Inc. (the “Company”), a Delaware corporation, and Doug P. Adams, John Sullivan and Peter M. Adams, acting, in each case, in his capacity as a member of the Stockholder Representative Committee, on behalf of each of the Participating Rights Holders (defined in the Merger Agreement (defined below)), each of whom is a Holder (defined below).

This Agreement is made pursuant to the Agreement and Plan of Merger, dated as of August 1, 2006, by and among the Company, OccuLogix Mergeco, Inc., Solx, Inc. and Doug P. Adams, John Sullivan and Peter M. Adams, acting, in each case in his capacity as a member of the Stockholder Representative Committee referred to therein, as amended (the “Merger Agreement”).

The Company and Doug P. Adams, John Sullivan and Peter M. Adams, acting, in each case, in his capacity as a member of the Stockholder Representative Committee, on behalf of each of the Participating Rights Holders (defined in the Merger Agreement (defined below)), each of whom is a Holder (defined below), hereby agree as follows:

1. Definitions

Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement have the respective meanings given to such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(c).

“Effectiveness Date” means the 90th calendar day following the date hereof if the SEC does not conduct a “review” of the Registration Statement and the 120th calendar day following the date hereof if the SEC conducts a “review” of the Registration Statement.

“Effectiveness Period” has the meaning set forth in Section 2.

“Filing Date” means the 30th calendar day following the date hereof.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, unincorporated organization, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or other entity, howsoever designated or constituted.

“Plan of Distribution” has the meaning set forth in Section 2.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated, or deemed to be incorporated, by reference in such prospectus.

“Registrable Securities” means (i) the shares of Parent Common Stock issued by the Company to the Holders, pursuant to the Merger Agreement, in part payment of the Closing Payment Amount and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statement required to be filed hereunder, including, in each case, the Prospectus, amendments and supplements to such registration statement or the Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated, or deemed to be incorporated, by reference in such registration statement.

“Rule 144(k)” means paragraph (k) of Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such paragraph.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Selling Shareholder Questionnaire” has the meaning set forth in Section 3(a).

“Trading Day” means any day on which the facilities of the NASDAQ Global Market System are open for trading.

2.  Shelf Registration. On or prior to the Filing Date, the Company shall prepare and file with the SEC a “Shelf” Registration Statement covering the resale of all of the Registrable Securities on the Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case, such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Stockholder Representative Committee) substantially the “Plan of Distribution” attached hereto as Annex A or as otherwise required by the SEC, the Securities Act and any rules promulgated thereunder. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof, but in any event prior to the Effectiveness Date, and shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent (the “Effectiveness Period”). The Company shall promptly notify the Stockholder Representative Committee via facsimile or e-mail of the effectiveness of the Registration Statement on the same Trading Day that the Company confirms effectiveness with the SEC.

3.  Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)  Not less than five Trading Days prior to the filing of the Registration Statement and the Prospectus or any amendment or supplement thereto, the Company shall furnish to the Stockholder Representative Committee copies of all such documents proposed to be filed (other than those incorporated, or deemed to be incorporated, therein by reference), which documents will be subject to the review of the Stockholder Representative Committee. The Company shall not file the Registration Statement or the Prospectus or any amendments or supplements thereto to which the Stockholder Representative Committee shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five Trading Days after the Stockholder Representative Committee has been so furnished copies of such documents. Each Holder shall furnish to the Company a completed and signed questionnaire in the form attached hereto as Annex B (a “Selling Shareholder Questionnaire”) not later than the third Trading Day prior to the Filing Date.

(b)  (i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities during the Effectiveness Period; (ii) cause the Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement) and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or the Prospectus or any amendment thereto and, as promptly as reasonably possible, provide the Stockholder Representative Committee true and complete copies of all correspondence from and to the SEC relating to the Registration Statement or the Prospectus; and (iv) comply, in all material respects, with the provisions of the Securities Act and the Exchange Act with respect to the disposition of Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders set forth in the Registration Statement.

(c)  Notify the Stockholder Representative Committee (which notice shall be accompanied, pursuant to clauses (ii) through (iv) hereof, by an instruction to suspend the use of the Prospectus until the requisite changes have been made and copies of which notice shall be delivered by the Stockholder Representative Committee forthwith to each of the Holders) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to the filing) and, if requested by the Stockholder Representative Committee, confirm such notice in writing no later than one Trading Day following the day (i)(A) when the Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of the Registration Statement and whenever the SEC comments in writing on the Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Stockholder Representative Committee); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; provided that any and all of such information shall be kept confidential by the Stockholder Representative Committee and each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law.

(d)  Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain, as soon as practicable, the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e)  Furnish to the Stockholder Representative Committee, without charge, at least three conformed copies of the Registration Statement and each amendment thereto, if any, including financial statements and schedules, all documents incorporated, or deemed to be incorporated, therein by reference and all exhibits (including those previously furnished or incorporated by reference), promptly after the filing of such documents with the SEC.

(f)  Promptly deliver to the Stockholder Representative Committee, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Stockholder Representative Committee may reasonably request in writing in connection with resales by Holders of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the Holders in connection with the offering and sale of Registrable Securities covered by the Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g)  Prior to any resale of Registrable Securities by a Holder, use commercially reasonable efforts to register or qualify, or cooperate with such selling Holder in connection with the registration or qualification (or exemption from the registration or qualification) of, such Registrable Securities for their resale by the Holder under the state securities or so-called Blue Sky laws of such jurisdictions within the United States as such Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)  Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, to the extent permitted by the Merger Agreement and applicable Law, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may reasonably request.

(i)  Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably practicable under the circumstances, taking into account the Company’s good faith assessment of any adverse consequences to the Company (including, without limitation, its business, financial condition, prospects or otherwise) and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated, or deemed to be incorporated, therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Stockholder Representative Committee in accordance with clauses (ii) through (iv) of Section 3(c) above to cause the suspension of the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Stockholder Representative Committee shall use best efforts to cause the Holders to suspend use of the Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of the Registration Statement and the Prospectus for a period not to exceed 90 calendar days (which need not be consecutive days) in any twelve-month period.

(j)  Comply with all applicable rules and regulations of the SEC.

(k)  The Company may require each Holder to furnish to the Company a certified statement as to the number of shares of Parent Common Stock beneficially owned by such Holder, the name of the Person that has voting and dispositive control over such shares and, if required by the SEC, such other information as the SEC may request.

4.  Registration Expenses. All fees and expenses incident to the performance of, or compliance with, this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NASDAQ Global Market System and (B) in compliance with applicable state securities or so-called Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel to the Company in connection with so-called Blue Sky qualifications or exemptions of the Registrable Securities under the laws of such jurisdictions as requested by the Stockholder Representative Committee on behalf of any of the Holders), (ii) expenses of printing stock certificates representing Registrable Securities, (iii) messenger, telephone, photocopying and delivery expenses, (iv) fees and disbursements of counsel to the Company, (v) Securities Act liability insurance, if the Company desires such insurance and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event, shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Merger Agreement, any legal fees or other costs of the Holders individually.

5. Indemnification

(a)  Indemnification by the Company. Notwithstanding any termination of this Agreement, the Company shall indemnify and hold harmless the Stockholder Representative Committee and each of the Holders and, as applicable, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Parent Common Stock), investment advisors and employees of each of them, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) incurred, arising out of or relating to any untrue, or allegedly untrue, statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, the Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(iv), the use by such Holder of an outdated or defective Prospectus after the Company has given notice to the Stockholder Representative Committee pursuant to Section 3(c) and prior to the receipt by such Holder of the Advice (contemplated in Section 6(d)). Subject to the applicable disclosure rules, the Company shall notify the Stockholder Representative Committee promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)  Indemnification by Holders. Each of the Holders shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses incurred, arising out of or relating to (i) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (A) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or the Prospectus or (B) to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or the Prospectus or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(iv), the use by such Holder of an outdated or defective Prospectus after the Company has given notice to the Stockholder Representative Committee pursuant to Section 3(c) and prior to the receipt by such Holder of the Advice (contemplated in Section 6(c)). In no event, shall the liability of any Holder hereunder be greater in amount than the greater of (i) such Holder’s portion of the Closing Payment Amount and (ii) the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with such defense; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except and only to the extent that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed to assume the defense of such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe, based on the advice of counsel, that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel representing all of the Indemnified Parties (chosen by the Stockholder Representative Committee if any of the Indemnified Parties is a Holder), including such Indemnified Party, shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall effect, without the prior written consent of the Indemnified Party, any settlement of any Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for or with respect to claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable external legal counsel fees and expenses of the Indemnified Party shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof (including copies of all applicable invoices) to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d)  Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue, or allegedly untrue, statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the greater of (i) such Holder’s portion of the Closing Payment Amount and (ii) the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of an untrue, or allegedly untrue, statement or omission or alleged omission, except in the case of fraud by such Holder, in which case, such limit to the required contribution shall not apply.

The indemnity and contribution agreements contained in this Section 5(d) are in addition to any liability that any Indemnifying Party may owe to any Indemnified Party.

6. Miscellaneous

(a)  Remedies. In the event of a breach by the Company or by a Holder of any of its respective obligations under this Agreement, the non-breaching party, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each of the Company and the Holders agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)  Compliance. Each of the Holders covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)  Discontinued Disposition. The Stockholder Representative Committee, on behalf of each of the Holders, acknowledges and agrees that each of the Holders is deemed to agree, by its acquisition of Registrable Securities, that, upon receipt of a notice from the Stockholder Representative Committee or the Company of the occurrence of any event of the kind described in Section 3(c)(ii)-(iv), such Holder will forthwith discontinue disposition of its Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the amended Registration Statement and/or Prospectus supplement, as applicable, or until such Holder is advised in writing (the “Advice”) by the Company that the use of the Registration Statement and the Prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporated, or deemed to be incorporated, therein by reference. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as practicable.

(d)  Piggy-Back Registrations. If, at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others, under the Securities Act, of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then-equivalent forms relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option plan or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination, and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities held by such Holder and that it requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are eligible for resale pursuant to Rule 144(k) or that are the subject of a then effective registration statement.

(e)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and by at least two members of the Stockholder Representative Committee. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of an single Holder and that does not directly or indirectly affect the rights of any other Holder may be given by the first-mentioned Holder; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f)  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered in accordance with the requirements of the Merger Agreement.

(g)  Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Stockholder Representative Committee. None of the Holders may assign its respective rights hereunder without the prior written consent of the Company.

(h)  No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or that otherwise conflicts with the provisions hereof.

(i)  Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission or e-mail, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)  Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state.

(k)  Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and, in no way, shall be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same, or substantially the same, result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n)  Number and Gender. In this Agreement, words importing the singular include the plural and vice versa. Words importing the masculine gender include the feminine and neuter genders.

(o)  Independent Nature of Holders’ Obligations and Rights. The obligations of each of the Holders hereunder are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Subject to the rights and powers of the Stockholder Representative Committee, each Holder shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

OCCULOGIX, INC.
By: /s/ Elias Vamvakas_________________________ Name: Elias Vamvakas Title: Chief Executive Officer

STOCKHOLDER REPRESENTATIVE COMMITTEE
                                        /s/Doug P. Adams
                                        __________________________________________
                                        Doug P. Adams

                                        /s/John Sullivan
                                        __________________________________________
                                        John Sullivan

                                        /s/ Peter M. Adams
                                        __________________________________________
                                        Peter M. Adams

Annex A

Plan of Distribution

The Selling Stockholders (collectively, the “Selling Stockholders” and, individually, a “Selling Stockholder”) of the shares of the common stock (“Common Stock”) of OccuLogix, Inc. (the “Company”), a Delaware corporation, and their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the NASDAQ Global Market System or any other U.S. stock exchange, market or trading facility on which the Common Stock is traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares of the Common Stock:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	agreement with broker-dealers pursuant to which they agree to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this Prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction, not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown, in compliance with NASDR IM-2440.

In connection with the sale of shares of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions which, in turn, may engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions or loan or pledge the Common Stock to broker-dealers that, in turn, may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares of the Common Stock offered by this Prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this Prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling shares of the Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of such shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event, shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred incident to the registration of the shares of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because the Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this Prospectus. Each Selling Stockholder has advised the Company that such Selling Stockholder has not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the shares of the Common Stock. There is no underwriter or coordinating broker acting in connection with the proposed sale of such shares by the Selling Stockholders.

The Company has agreed to keep this Prospectus effective until the earlier of (i) the date on which the shares may be sold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect and (ii) all of the shares of the Common Stock have been sold pursuant to this Prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The shares of the Common Stock will be sold only through registered or licensed brokers or dealers, if required under applicable state securities laws. In addition, in certain states, such shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any person engaged in the distribution of the shares of the Common Stock may not simultaneously engage in market making activities with respect to the Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. The Company will make copies of this Prospectus available to the Selling Stockholders and has informed them of the need to deliver a copy of this Prospectus to each purchaser at or prior to the time of the sale.

Annex B

OCCULOGIX, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of shares of common stock, par value $.001 per share (the “Common Stock”), of OccuLogix, Inc. (the “Company”), a Delaware corporation, (the “Registrable Securities”) understands that the Company has filed, or intends to file, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and sale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August 31, 2006 (the “Registration Rights Agreement”) (which Registration Rights Agreement and attachments thereto are attached to this Selling Securityholder Notice and Questionnaire), among the Company and Doug P. Adams, John Sullivan and Peter M. Adams, acting, in each case, in his capacity as a member of the Stockholder Representative Committee (as defined in the Agreement and Plan of Merger, dated as of August 1, 2006, by and among the Company, OccuLogix Mergeco, Inc., Solx, Inc. and Doug P. Adams, John Sullivan and Peter M. Adams, acting in each case, in his capacity as a member of the Stockholder Representative Committee referred to therein, as amended). A copy of the Registration Rights Agreement is available from the Company upon request at its offices located at 2600 Skymark Avenue, Building 9, Suite 201, Mississauga, Ontario, L4W 5B2, Canada. All capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Registration Rights Agreement.

Certain legal consequences arise from being named a selling securityholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities, owned by it and listed below in Item 3 (unless otherwise specified under such Item 3), in the Registration Statement.

The undersigned Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full legal name of Selling Securityholder

(b)	Full legal name of registered holder (if not the same as (a) above) in whose name Registrable Securities Listed in Item 3 below are held:

(c)	Full legal name of natural control person (which means a natural person who directly or indirectly, alone or with others, has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone: ________________________ Fax: _____________________________ Contact Person: ____________________

3. Beneficial Ownership of Registrable Securities:

(a)	Type and amount of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐    No ☐

(b)	Are you an affiliate of a broker-dealer?

Yes ☐     No ☐

5. Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities of the Company beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the Prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the Prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: ____________________                                                  Benficial Owner: ____________________
                                                                        (please print legibly)

                                                                  By: ______________________________
                                                                                 Name:
                                                                                 Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT COURIER, TO:

Torys LLP
237 Park Avenue
New York, New York 10017-3142
U.S.A.

Fax: (212) 682-0200
Attention: Andrew J. Beck, Esq.